Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles Scimeca, President, Secretary and Treasurer of Raj Ventures, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2010  (the “Form 10-Q”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

RAJ VENTURES, INC.                                                         /s/ Charles Scimeca
(Registrant)                                                                           Charles Scimeca
President, Secretary and Treasurer
(Principal Accounting Officer)

Dated:           May 14, 2010